SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 15, 2002
                                 --------------


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                 000-26172                      58-1897792
  -------------                  -------                       ----------
 (State or other               (Commission                    (IRS Employer
  jurisdiction                  File No.)                   Identification No.)
 of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                    30144
---------------------------------------------                    ------
  (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of February 2002 to the Series 2000-1 Certificateholders on March 15, 2002.

                     The registrant distributed the Certificateholders Statement for the month of February 2002 to the Series 2000-2 Certificateholders on March 15, 2002.

                                      - 1 -


Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

      99.1 Series 2000-1 Certificateholders Statement for the month of February 2002.

      99.2 Series 2000-2 Certificateholders Statement for the month of February 2002.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY CREDIT CARD
                            MASTER TRUST


                            By:      FIRST NORTH AMERICAN
                                     NATIONAL BANK, as
                                     Servicer


                            By:      /s/Philip J. Dunn
                                     ----------------------------------------
                                     Philip J. Dunn
                                     Vice President





Date: March 15, 2002

                                       -2-





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST





                                INDEX TO EXHIBITS



   Exhibit
   Number            Exhibit



      99.1 Series 2000-1 Certificateholders Statement for the month of February 2002.


      99.2 Series 2000-2 Certificateholders Statement for the month of February 2002.